FIRST AMENDMENT TO
FIFTH AMENDED AND RESTATED MASTER
LEASE AND ACCESS AGREEMENT

This First Amendment to Fifth Amended and Restated Master Lease and Access Agreement (this “Amendment”) is entered into as of August 4, 2020 to be effective 12:01 a.m. Central Time (the “Effective Time”) on January 23, 2020 (the “Effective Date”) by and between the Parties whose signatures are set forth below.

WHEREAS, on October 29, 2018, the Parties entered into that certain Fifth Amended and Restated Master Lease and Access Agreement (the “Agreement”). Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Parties now desire to amend certain provisions of the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Effective Date, the Parties hereby amend the Agreement as follows:

1.Incorporation of Recitals. The recitals for this Amendment are fully incorporated herein by the reference thereto with the same force and effect as though recited herein.

2.Amendments. Exhibit E attached to the Agreement is hereby deleted and replaced in its entirety with Exhibit E attached to this Amendment. In addition, Exhibits E-8 and F-8 attached to this Amendment are hereby added to the Agreement.

3.     Counterparts. This Amendment may be executed in counterparts each of which shall be deemed an original. An executed counterpart of this Amendment transmitted by email shall be equally as effective as a manually executed counterpart.

4.    Successors and Assigns. This Amendment shall inure for the benefit of and shall be binding on each of the Parties and their respective successors and/or assigns.

5.    Entire Agreement. This Amendment contains the entire agreement between the Parties as to the subject matter hereof and, except as provided for in this Amendment, the terms and provisions of the Agreement shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this First Amendment to Fifth Amended and Restated Master Lease and Access Agreement to be effective as of the Effective Date.

Related Refinery Owners:

HOLLYFRONTIER EL DORADO REFINING LLC
HOLLYFRONTIER CHEYENNE REFINING LLC
HOLLYFRONTIER TULSA REFINING LLC
HOLLYFRONTIER WOODS CROSS REFINING LLC
HOLLYFRONTIER NAVAJO REFINING LLC

By: /s/ Thomas G. Creery
Name: Thomas G. Creery
Title: Senior Vice President, Commercial

Relevant Asset Owners:

EL DORADO LOGISTICS LLC
EL DORADO OPERATING LLC
CHEYENNE LOGISTICS LLC
HEP TULSA LLC
WOODS CROSS OPERATING LLC
HEP WOODS CROSS, L.L.C.
HEP PIPELINE, L.L.C.

By: /s/ Richard L. Voliva III
Name: Richard L. Voliva III
Title: President

Exhibit E
to
Fifth Amended and Restated Master Lease and Access Agreement

Applicable Term and Applicable Assets

Location	Applicable Term	Applicable Assets
El Dorado Refinery Complex
For El Dorado Logistics	Commencement Date: November 1, 2011 End Date: November 1, 2061 (midnight)	See Exhibit E-1
For El Dorado Operating	Commencement Date: November 1, 2015 End Date: November 1, 2065 (midnight)	See Exhibit E-8
Cheyenne Refinery Complex
For Cheyenne Logistics	Commencement Date: November 1, 2011 End Date: November 1, 2061 (midnight)	See Exhibit E-2
Tulsa Refinery Complex
Group 1 Assets and Group 2 Assets	Commencement Date: March 31, 2010 End Date: March 31, 2060 (midnight)	See Exhibit E-3
Tulsa West Tankage Assets and Receiving Pipelines	Commencement Date: March 31, 2016 End Date: March 31, 2066 (midnight)	See Exhibit E-3
Woods Cross Refinery Complex
For HEP Woods Cross	Commencement Date: February 29, 2008 End Date: February 28, 2058 (midnight)	Applicable Assets at Woods Cross Refinery Complex (excluding the Woods Cross Pipeline Pad) See Exhibit E-4
	Commencement Date: September 10, 2010 End Date: February 28, 2058 (midnight)	Woods Cross Pipeline Pad See Exhibit E-5
For Woods Cross Operating	Commencement Date: October 1, 2016 End Date: October 1, 2066 (midnight)	See Exhibit E-9
Navajo Refinery Complex
	Commencement Date: February 29, 2008 End Date: February 28, 2058 (midnight)	Applicable Assets at Navajo Refinery Complex (excluding the Truck Rack, the Artesia Blending Station and the Artesia Pump and Receiving Stations) See Exhibit E-6
	Commencement Date: September 10, 2010 End Date: February 28, 2058 (midnight)	Artesia Pump and Receiving Stations See Exhibit E-7
	Commencement Date: January 23, 2020 End Date: February 28, 2058 (midnight)	LACT Units #6007102, #6007103, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-8 and all related equipment See Exhibit E-8

Exhibit E-8
to
Fifth Amended and Restated Master Lease and Access Agreement

Applicable Assets: Navajo Refinery Complex
LACT Units #6007102, #6007102, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-8 and all related equipment

1.	LACT Units #6007102, #6007103, and the easternmost LACT Unit located in Lane 3 on the land described on Exhibit F-8 and all related equipment

Exhibit F-8
to
Fifth Amended and Restated Master Lease and Access Agreement

Legal Description for Navajo Refinery Complex (LACT Units #6007102, 6007103, and the easternmost LACT Unit located in Lane 3 and related equipment)

R=50.01'
AL=78.56'
Δ=90°00'00"
CL=70.73'
CB=N45°00'00"E
S89°59'50"E
207.00'
R=50.01'
AL=78.44'
Δ=89°52'03"
CL=70.65'
CB=S45°03'58"E
CC LYING S 30°43'37" E – 4702.07' FROM A FND COTTON SPIDEL SPIKE IN ASPHALT FOR NWc SEC 9
CC LYING S 61°29'54" W – 2926.26' FROM A FND MAG NAIL W/WASHER FOR E/4c SEC 9
P.O.B.
N:671531.40
E:524669.32
LAT:N032.84605266
LON:W104.38760802
N00°00'00"E
211.36'
ROADWAY SURFACE SITE
3.60 ACRES
S00°01'08"E
428.49'
SECTION 09,
T-17-S, R-26-E, NMPM
EDDY CO, NM
NAVAJO REFINING COMPANY, L.L.C.
BOOK 858, PAGE 518
O.P.R.E.C.N.M.
R=120.03'
AL=52.13'
Δ=24°53'10"
CL=51.73'
CB=N12°26'35"W
N
DEED LN
N24°53'10"W
324.66'
R=30.01'
AL=23.58'
Δ=45°01'08"
CL=22.98'
CB=S22°29'26"W
S45°00'00"W
130.87'
R=30.01'
AL=23.57'
Δ=45°00'00"
CL=22.97'
CB=S22°30'00"W
R=100.02'
AL=43.45'
Δ=24°53'10"
CL=43.10'
CB=N12°26'35"W
S00°00'00"E
35.14'
N90°00'00"W
40.01'

NOTES:

1. COMPANION PLAT IS FILED IN THE OFFICE OF THIS SURVEYOR AND FURTHER DESCRIBES THE RECONSTRUCTION OF THE SURVEY UNDER E:JENNIFER\COUNTIES\LEA\LEA COUNTY BASE NAD83NME.DWG.
2. COORDINATES, BEARINGS AND DISTANCES SHOWN HEREON ARE BASED ON TRANSVERSE MERCATOR PROJECTION OF THE "NEW MEXICO COORDINATE SYSTEM", NEW MEXICO EAST ZONE, NORTH AMERICAN DATUM OF 1983. DISTANCES ARE SURFACE AND REFLECT A GRID FACTOR.
3. THIS SURVEY WAS WITHOUT THE AID OF A TITLE SURVEY, THERE MAY BY EASEMENTS AND OR COVENANTS AFFECTING THIS PROPERTY NOT SHOWN HEREON, RECORD INFORMATION SHOWN HEREON IS BASED UPON A PUBLIC RECORDS SEARCH PERFORMED BY OTHERS.
4. THIS SURVEY SUPERCEDES ANY SURVEY OF A EARLIER DATE.

I, JENNIFER WARD-NUSZ, NEW MEXICO PROFESSIONAL SURVEYOR NO. 24514, DO HEREBY CERTIFY THAT THIS EASEMENT AND THE SURVEY UPON WHICH IT IS BASED WERE PERFORMED UNDER MY SUPERVISION; THAT THIS SURVEY MEETS THE MINIMUM STANDARDS FOR SURVEYING IN NEW MEXICO; AND THAT IT IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF. I FURTHER CERTIFY THAT THIS SURVEY IS NOT A LAND DIVISION OR SUBDIVISION AS DEFINED IN THE NEW MEXICO SUBDIVISION ACT.

Jennifer Ward-Nusz 10/21/19

JENNIFER WARD-NUSZ
PROFESSIONAL SURVEYOR
NM PS #24514

DATE

JENNIFER L. WARD-NUSZ
NEW MEXICO
24514
PROFESSIONAL SURVEYOR

REVISED:

LEGEND

- PROPOSED ROAD CENTERLINE
- PROPOSED ROADWAY SURFACE SITE
- ℄ SECTION LINE
- DEED LINE
- Δ CALCULATED POINT
- P.O.B. POINT OF BEGINNING
- O.P.R.E.C.N.M. OFFICIAL PUBLIC RECORDS EDDY CO, NM

GRAPHIC SCALE
0 50 100 200
(IN FEET)
1 INCH = 100 FT

## METES AND BOUNDS DESCRIPTION

**METES AND BOUNDS DESCRIPTION** OF A PROPOSED 3.60 ACRE TRACT OF LAND OUT OF A TRACT TO NAVAJO REFINING COMPANY, LLC ACCORDING TO THE DOCUMENT RECORDED IN BOOK 858, PAGE 518, OFFICIAL PUBLIC RECORDS, EDDY COUNTY, NEW MEXICO AND BEING WITHIN SECTION 09, T-17-S, R-26-E, NMPM, EDDY COUNTY, NEW MEXICO AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

**BEGINNING** AT A CALCULATED POINT (N:671,531.40 E:524,669.32) FOR A CALCULATED CORNER OF SAID 2.69 ACRE TRACT OF LAND, LYING S 30°43'37" E, A DISTANCE OF 4702.07 FEET FROM A FOUND COTTON SPINDLE SPIKE IN ASPHALT FOR THE NORTHWEST CORNER OF SAID SECTION 9, FOR AN EXTERIOR CORNER OF THIS TRACT, AT A POINT OF CURVATURE TO THE RIGHT;

**THENCE** WITH SAID CURVE TO THE RIGHT HAVING A RADIUS OF 50.01, AND ARC LENGTH OF 78.56 FEET, A DELTA ANGLE OF 90°00'00", A CHORD BEARING OF N 45°00'00" E, AND A DISTANCE OF 70.73 FEET TO A POINT OF TANGENCY AND FOR AN EXTERIOR CORNER OF THIS TRACT;

**THENCE** S 89°59'50" E, ACROSS SAID TRACT, A DISTANCE OF 207.00 FEET TO A POINT OF CURVATURE TO THE RIGHT FOR AN EXTERIOR CORNER OF THIS TRACT;

**THENCE** WITH SAID CURVE TO THE RIGHT HAVING A RADIUS OF 50.01 FEET, AN ARC LENGTH OF 78.44 FEET, A DELTA ANGLE OF 89°52'03", A CHORD BEARING OF S 45°03'58" E AND A CHORD LENGTH OF 70.65 FEET TO A POINT OF TANGENCY FOR AN EXTERIOR CORNER OF THIS TRACT, LYING S 61°29'54" W, A DISTANCE OF 2926.26 FEET FROM A FOUND MAG NAIL WITH WASHER FOR THE EAST QUARTER CORNER OF SAID SECTION 9;

**THENCE** S 00°01'08" E, ACROSS SAID TRACT, A DISTANCE OF 428.49 FEET TO A POINT OF CURVATURE TO THE RIGHT FOR AN EXTERIOR CORNER OF THIS TRACT;

**THENCE** WITH SAID CURVE TO THE RIGHT HAVING A RADIUS OF 30.01 FEET, AN ARC LENGTH OF 23.58 FEET, A DELTA ANGLE OF 45°01'08", A CHORD BEARING OF S 22°29'26" W AND A CHORD LENGTH OF 22.98 FEET TO A POINT OF TANGENCY;

**THENCE** S 45°00'00" W, ACROSS SAID TRACT, A DISTANCE OF 130.87 FEET TO A POINT OF CURVATURE TO THE LEFT FOR AN INTERIOR CORNER OF THIS TRACT;

**THENCE** WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 30.01 FEET, AN ARC LENGTH OF 23.57 FEET, A DELTA ANGLE OF 45°00'00", A CHORD BEARING OF S 22°30'00" W, AND A CHORD LENGTH OF 22.97 FEET TO A POINT OF TANGENCY AND A INTERIOR CORNER OF THIS TRACT;

**THENCE** S 00°00'00" E, ACROSS SAID TRACT, A DISTANCE OF 35.14 FEET TO A CALCULATED CORNER FOR THE SOUTHEAST CORNER OF THIS SURFACE SITE;

**THENCE** N 90°00'00" W, ACROSS SAID TRACT, A DISTANCE OF 40.01 FEET TO A CALCULATED CORNER FOR THE SOUTHWEST CORNER OF THIS SURFACE SITE AND FOR THE POINT OF CURVATURE TO THE LEFT;

**THENCE** WITH SAID CURVE HAVING A RADIUS OF 100.02 FEET, AN ARC LENGTH OF 43.45 FEET, A DELTA ANGLE OF 24°53'10", A CHORD BEARING OF N 12°26'35" W, AND A CHORD LENGTH OF 43.10 FEET TO A POINT OF TANGENCY FOR A INTERIOR CORNER OF SAID SURFACE SITE

**THENCE** N 24°53'10" W, ACROSS SAID TRACT, A DISTANCE OF 324.66 FEET TO A POINT OF CURVATURE TO THE RIGHT FOR AN EXTERIOR CORNER OF THIS SURFACE SITE;

**THENCE** WITH SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 120.03 FEET, AN ARC LENGTH OF 52.13 FEET, A DELTA ANGLE OF 24°53'10", A CHORD BEARING OF N 12°26'35" W AND A CHORD LENGTH OF 51.73 FEET TO A POINT OF TANGENCY FOR AN EXTERIOR CORNER OF THIS TRACT;

**THENCE** N 00°00'00" E, A DISTANCE OF 211.36 FEET TO THE **POINT OF BEGINNING** CONTAINING 3.60 ACRES OF LAND.

**HEP ROADWAY SURFACE SITE**

**3.60 ACRES**

SECTION 9, T-17-S, R-26-E, NMPM

EDDY COUNTY, NEW MEXICO

SAM
3106 W CUTHBERT AVE, MIDLAND, TX 79701
OFFICE (432) 689-0601, Fax: (432) 699-0681
EMAIL INFO@SAM.BIZ

| DESIGN | DRAWN | CHECKED | DATE | SCALE | JOB | SHEET |
|---|---|---|---|---|---|---|
| | JAH | JLW-N | 10/17/18 | 1"=100' | 51705 | 1 / 1 |

SURVEYING AND MAPPING, LLC

\\SAMINC\AUS\PROJECTS\1019051705\100\SURVEY\06PLATS\51705-HEP SRVY-SITE JAH.DWG